UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PRINCIPAL REAL ESTATE INCOME FUND

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PRINCIPAL REAL ESTATE INCOME FUND

, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by shareholders (the “Shareholders”) of Principal Real Estate Income Fund (the “Fund”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Fund (the “Board of Trustees”) has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

Under an investment advisory agreement between the Fund and ALPS Advisors, Inc. (“ALPS Advisors”), ALPS Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

As discussed in more detail in the enclosed Proxy Statement, on January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors. To provide for continuity in the operation of the Fund, you are being asked to approve (1) a new investment advisory agreement between the Fund and ALPS Advisors and (2) a new sub-advisory agreement with respect to the Fund between ALPS Advisors and Principal Real Estate Investors, LLC (the “Sub-Adviser”), the sub-adviser who currently sub-advises the Fund’s assets.

Under these new agreements, ALPS Advisors and the Sub-Adviser will provide investment advisory services to the Fund on the same terms and for the same fees that are currently in effect. The Fund’s investment objective will not change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Fund is expected to continue to do so after the closing of the Transaction. In addition, the Board of Trustees will continue in office after the Closing.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction will NOT change the name of the Fund, alter the number of shares you own of the Fund, or cause a change to the advisory fees charged to the Fund.

In addition, at the annual meeting Shareholders will vote to elect two (2) Trustees of the Fund, Rick A. Pederson and Jeremy Held, who have been nominated by the Board of Trustees.

The Board of Trustees recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions (“Broadridge”), may contact you. This will ensure that your vote is counted even if you cannot attend the annual meeting in person. If you have any questions about the proposals or the voting instructions, please call Broadridge at 833-786-6485.

Very truly yours,

[Signature]

Jeremy Held
Trustee and President

Principal Real Estate Income Fund

PRINCIPAL REAL ESTATE INCOME FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held On
May 11, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

To Shareholders of the Fund:

Notice is hereby given that the annual meeting (the “Meeting”) of shareholders (the “Shareholders”) of Principal Real Estate Income Fund, a Delaware statutory trust (the “Fund”), will be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado, on May 11, 2018 at 9:00 a.m. (Mountain time). At the Meeting, Shareholders will be asked to vote on the following proposals:

Proposal

1.	To approve a new investment advisory agreement between the Fund and ALPS Advisors.

2.	To approve a new sub-advisory agreement between ALPS Advisors and Principal Real Estate Investors, LLC (the “Sub-Adviser”), the sub-adviser who currently manages the Fund’s assets.

3.	To elect two (2) Trustees.

4.	To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

The Board of Trustees recommends that you vote FOR each of the proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on March 26, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 11, 2018

The Proxy Statement is available on the internet at [ ].

By order of the Board of Trustees of the Fund.

[Signature]

Andrea E. Kuchli
Secretary

[•], 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening with respect to the Transaction?

A.	ALPS Advisors, Inc. (“ALPS Advisors”) serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors, which may be deemed to result in an “assignment” of the existing investment advisory agreement between the Fund and ALPS Advisors (the an “Existing Advisory Agreement”) and the existing sub-advisory agreement between ALPS Advisors and Principal Real Estate Investors, LLC, the sub-adviser who currently sub-advises Fund assets (the “Sub-Adviser”) (the “Existing Sub-Advisory Agreement”), resulting in the automatic termination of the Existing Advisory Agreement and Existing Sub-Advisory Agreement in accordance with their terms, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Fund and the Sub-Adviser will continue to manage the Fund's assets as its sub-adviser. Therefore, ALPS Advisors has recommended, and the Board of Trustees of the Fund (the “Board,” the “Board of Trustees,” or the “Trustees”) has approved, a new investment advisory agreement between the Fund and ALPS Advisors (the “New Advisory Agreement”) and a new sub-advisory agreement between ALPS Advisors and the Sub-Adviser (the “New Sub-Advisory Agreement”). Each New Advisory Agreement and New Sub-Advisory Agreement will have the same terms as the corresponding Existing Advisory Agreement or Existing Sub-Advisory Agreement, as applicable, in each case but for a new commencement date.

The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Fund are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of the Sub-Adviser will choose to remain employed by ALPS Advisors or the Sub-Adviser before or after the Closing.

In order for ALPS Advisors and the Sub-Adviser to continue to provide advisory services to the Fund following the Closing, and for reasons described in greater detail in this proxy statement, the Board of Trustees recommends that Shareholders of the Fund approve the New Advisory Agreement and New Sub-Advisory Agreement.

The Proxy Statement provides additional information about ALPS Advisors, the Sub-Adviser and the proposals. If Shareholders approve the New Advisory Agreement and New Sub-Advisory Agreement, the effectiveness of such agreement is contingent upon the Closing occurring (and the effectiveness of the Fund’s New Sub-Advisory Agreement is contingent upon the Fund’s New-Advisory Agreement being approved). The Fund’s New Advisory Agreement and New Sub-Advisory Agreement will become effective upon the later of the Closing or approval of such agreement by Shareholders. If the Transaction is not consummated, the New Advisory Agreement and New Sub-Advisory Agreement will not become effective, and the Existing Advisory Agreement and Existing Sub-Advisory Agreement will remain in effect according to their terms.

i

The Board of Trustees recommends that you vote FOR the proposals to approve the Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

Q.	Why am I being asked to vote on the Fund’s New Advisory Agreement and New Sub-Advisory Agreement?

A.	As described above, completion of the Transaction may be deemed to result in an “assignment” of the Fund’s Existing Advisory Agreement and the Existing Sub-Advisory Agreement, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board of trustees and shareholders of a fund in order for it to become effective. To ensure that the operation of the Fund can continue without any interruption and that ALPS Advisors and the Sub-Adviser can provide the Fund with the same services that are currently being provided to the Fund, the Board of Trustees recommends that you approve the New Advisory Agreement and New Sub-Advisory Agreement.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.	The Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The terms of the New Advisory Agreement are the same as the Existing Advisory Agreement and the terms of the New Sub-Advisory Agreement are the same as the Existing Sub-Advisory Agreement, in each case but for the new commencement date. If approved by Shareholders, the New Advisory Agreement and New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged to the Fund under the New Advisory Agreement and the New Sub-Advisory Agreement are the same as under the Fund’s Existing Advisory Agreement and Existing Sub-Advisory Agreement. The Sub-Adviser who currently sub-advises the Fund is expected to continue to sub-advise the Fund after the Closing. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Fund are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

Q.	Will the Fund’s name change?

A.	No. The Fund’s name will not change as a result of the Transaction.

Q.	Will there be any Sub-Adviser changes?

A.	No. The Sub-Adviser is expected to continue to manage the Fund's assets after the Closing pursuant to the same investment objective and strategies currently in place.

Q.	Will the fee rates payable under the Fund’s New Advisory Agreement and New Sub-Advisory Agreement increase as a result of the Transaction?

A.	No. The proposals to approve the New Advisory Agreement and New Sub-Advisory Agreement do not seek any increase in fee rates.

Q.	What will happen if the Closing occurs before Shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement?

A.	Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Fund, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of the Fund have not approved the New Advisory Agreement and New Sub-Advisory Agreement prior to the Closing, ALPS Advisors and the Fund’s Sub-Adviser will continue to sub-advise the Fund under an interim investment advisory agreement and an interim sub-advisory agreement that have been approved by the Board of Trustees, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. These interim advisory and sub-advisory agreements allow ALPS Advisors and the Fund’s Sub-Adviser to continue to sub-advise the Fund for up to 150 days following the Closing while the Fund seeks Shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. Accordingly, the Board of Trustees urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if Shareholder approval is not obtained in that time and ALPS Advisors and the Sub-Adviser are unable to continue to provide advisory services to the Fund.

Q.	Will the Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Fund will not bear these costs. ALPS Advisors or its affiliates has agreed to bear any such costs that would otherwise be borne by the Fund.

Q:	Why am I being asked to vote on the election of two Trustees?

A:	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Rick A. Pederson and Jeremy Held are the nominees for the Fund, who have been nominated by the Board of Trustees for election to a three-year term to expire at the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of the Fund as of the close of business on March 26, 2018 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:	Call the number printed on the enclosed proxy card(s);

By Internet:	Access the website address printed on the enclosed proxy card(s); or

In Person:	Attend the Meeting as described in the Proxy Statement.

Q.	What vote is required to approve each proposal?

A.	Approval of the New Investment Advisory and New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The election of the nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Fund’s Meeting, if a quorum is present.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of the Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report for the Fund, please call [###-###-####], or write to the Fund, [address]. The report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Fund’s proxy solicitor, Broadridge Financial Solutions at 833-786-6485.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

v

PRINCIPAL REAL ESTATE INCOME FUND

1290 Broadway, Suite 1100

Denver, Colorado 80203

______

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held on May 11, 2018

(###) ###-####

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (“Board of Trustees”) of Principal Real Estate Income Fund, a Delaware statutory trust (the “Fund”), to be used at the annual meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado on May 11, 2018, at 9:00 a.m. (Mountain time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Fund by the mailing on or about [ ], 2018 of the Notice of Annual Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Fund and officers, employees and agents of the Fund’s investment adviser, ALPS Advisors, and/or its affiliates and by [Broadridge] (“Broadridge”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders will be asked to vote on the following proposals:

Proposal

1.	To approve a new investment advisory agreement between the Fund and ALPS Advisors.

2.	To approve a new sub-advisory agreement between ALPS Advisors and Principal Real Estate Investors, LLC (the “Sub-Adviser”), the sub-adviser who currently manages the Fund’s assets.

3.	To elect two (2) Trustees.

4.	To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

The Board of Trustees has set the close of business on March 26, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. As of the close of business on the Record Date, there were [ ] common shares of the Fund outstanding. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report. To request a copy of the Proxy Statement or a report, please call 833-786-6485 (for proxy materials) or (###) ###-#### (for reports), write to the Fund at [address], or visit the Fund’s website at www.principalcef.com. You may also call 1-###-###-#### for information on how to obtain directions to be able to attend the Meeting in person.

TABLE OF CONTENTS

GENERAL OVERVIEW	1
The Transaction	1
About SS&C	1
Post-Transaction Structure and Operations	1
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT	3
Background	3
The Proposal	3
Board Approval and Recommendation	3
Description of the Existing Advisory Agreement and New Advisory Agreement	3
Interim Advisory Agreement	4
Affiliated Service Providers, Affiliated Brokerage and Other Fees	5
Information About ALPS Advisors and its Affiliates	5
Required Vote	6
PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT	7
Background	7
The Proposal	7
Board Approval and Recommendation	7
Description of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement	7
Interim Sub-Advisory Agreement	8
Affiliated Service Providers, Affiliated Brokerage and Other Fees	9
Information About the Sub-Adviser	9
Required Vote	9
BOARD CONSIDERATIONS	10
Approval of New Advisory Agreement and New Sub-Advisory Agreement	10
PROPOSAL 3: ELECTION OF TWO TRUSTEES	14
Nominees for the Fund’s Board of Trustees	14
Information About Each Trustee’s Professional Experience and Qualifications	14
Additional Information About Each Trustee and the Fund’s Officers	15
Beneficial Ownership of Common Shares	18
Trustee Transactions with Fund Affiliates	18
Trustee Compensation	18
Leadership Structure of the Board of Trustees	19
Oversight of Risk Management	19
Audit Committee Report	20
Nominating and Corporate Governance Committee	21
Qualified Legal Compliance Committee	22
Compensation Committee	22
Other Board of Trustees Related Matters	22
Required Vote	22
GENERAL INFORMATION	23
Independent Registered Public Accounting Firm	23
Principal Accounting Fees and Services	23
Section 16A Beneficial Ownership Reporting Compliance	23
Ownership of Shares	24
Other Information	24
Payment of Solicitation Expenses	24
Delivery of Proxy Statement	24
Other Business	25
Shareholder Communications with the Board of Trustees	25
Submission of Certain Shareholder Proposals	25
Reports to Shareholders and Financial Statements	25
VOTING INFORMATION	26
Voting Rights	26

Attending the Meeting	26
Quorum; Adjournment	27
Required Vote	27
APPENDIX LIST	28
Appendix A – Form of New Advisory Agreement	A-1
Appendix B – Form of New Sub-Advisory Agreement	B-1

GENERAL OVERVIEW

The Transaction

ALPS Advisors serves as the Fund's investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. If the Transaction is completed, DST common stockholders will receive cash consideration for their shares of common stock of DST.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DST entitled to vote at the DST stockholders meeting to approve the Transaction; (ii) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the competition law of Ireland and approvals of the Financial Industry Regulatory Authority, the United Kingdom’s Financial Conduct Authority, the Central Bank of Ireland and Luxembourg’s Commission de Surveillance du Secteur Financier); and (iii) the absence of any judgment, order, injunction, ruling or decree, preliminary, temporary or permanent, or other legal restraint or prohibition and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Transaction. Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Fund, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

About SS&C

SS&C is a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements.

SS&C’s portfolio of software products and rapidly deployable software-enabled services allows SS&C’s clients to automate and integrate front-office functions such as trading and modeling, middle-office functions such as portfolio management and reporting, and back-office functions such as accounting, performance measurement, reconciliation, reporting, processing and clearing. SS&C’s solutions enable their clients to focus on core operations, better monitor and manage investment performance and risk, improve operating efficiency and reduce operating costs.

SS&C’s principal executive offices are located at 80 Lamberton Road, Windsor, CT 06095.

SS&C was incorporated in Delaware in July 2005, as the successor to a corporation originally formed in Connecticut in March 1986. SS&C’s common stock trades on The NASDAQ Global Select Market, under the symbol “SSNC.”

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Fund and the Sub-Adviser will continue to manage the assets of the Fund. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Fund are expected to continue to do so after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing. While the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization.

The Board of Trustees and ALPS Advisors currently do not anticipate any changes to the organization and structure of the Fund. The Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The Fund’s name will not change as a result of the Transaction. The Board of Trustees will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator and transfer agent of the Fund. The Board of Trustees and ALPS Advisors are not proposing any changes to these existing service providers at this time.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background

ALPS Advisors currently serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and ALPS Advisors, dated May 22, 2013 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by Shareholders on June 19, 2013 and last approved for continuance by the Board on March 15, 2018.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Upon the Closing, DST will be acquired by SS&C and, as a result, ALPS Advisors will indirectly undergo a change in control. This change in control may be deemed an “assignment” of the Fund’s Existing Advisory Agreement which would cause the termination of the Existing Advisory Agreement. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and ALPS Advisors (the “New Advisory Agreement”). As described above, the Fund’s Existing Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If approved by Shareholders, the New Advisory Agreement for the Fund will become effective upon the later of the date of such approval or the Closing. If the Transaction is not completed for any reason, the Existing Advisory Agreement will continue in effect.

Board Approval and Recommendation

On March 15, 2018, the Board of Trustees, including the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, ALPS Advisors or the Sub-Adviser (the “Independent Trustees”), unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreement and New Advisory Agreement

The form of the New Advisory Agreement is set forth in Appendix A to this Proxy Statement.

The terms of the New Advisory Agreement are the same as the terms of the Existing Advisory Agreement but for the new commencement date. The advisory fee rates under the New Advisory Agreement are the same as the fee rates under the Existing Advisory Agreement. ALPS Advisors has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Fund or have any adverse effect on the ability of ALPS Advisors to fulfill its obligations to the Fund.

The following discussion describes both the Existing Advisory Agreement and the New Advisory Agreement. The next several paragraphs briefly summarize some important provisions of the Existing Advisory Agreement and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the Fund’s New Advisory Agreement contained in Appendix A.

Services Provided by ALPS Advisors. The New Advisory Agreement requires ALPS Advisors to provide general management services to the Fund and to assume overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the review and approval of the Board of Trustees. ALPS Advisors is responsible for setting the Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

Fees. Under the New Advisory Agreement, the Fund pays ALPS Advisors an investment advisory fee. As compensation for its services to the Fund, ALPS Advisors receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below).

For these purposes, the term “Total Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

During the fiscal year ended October 31, 2017, the Fund incurred investment advisory fees under the Existing Advisory Agreement of $2,018,537.

The Fund’s investment advisory fee rate under the New Advisory Agreement is identical to the investment advisory fee rate under the Existing Advisory Agreement.

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may be terminated without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors. The New Advisory Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS Advisors of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing Advisory Agreement and New Advisory Agreement. The New Advisory Agreement is the same as the corresponding Existing Advisory Agreement but for the new commencement date.

Interim Advisory Agreement

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Fund, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of the Fund have not approved the New Advisory Agreement prior to the Closing, an interim investment advisory agreement between the Fund and ALPS Advisors (the “Interim Advisory Agreement”) will take effect upon the Closing. On March 15, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement for the Fund in order to assure continuity of investment advisory services to the Fund after the Closing.

The terms of the Interim Advisory Agreement are substantially identical to those of the Existing Advisory Agreement and New Advisory Agreement, except for the duration, termination and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by ALPS Advisors under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to ALPS Advisors. If Shareholders of the Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and ALPS Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Advisory Agreement may be terminated by the Fund on ten days written notice to ALPS Advisors.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

ALPS Fund Services, Inc. (“ALPS Fund Services”) , an affiliate of ALPS Advisors, serves as the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS Fund Services is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS Fund Services is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses. During the fiscal year ended October 31, 2017, the Fund incurred administration fees of $313,973.

DST Systems, Inc., the parent company of ALPS Advisors and ALPS Fund Services, serves as the Fund’s transfer agent for the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual fee plus out-of-pocket expenses. During the fiscal year ended October 31, 2017, the Fund paid to DST transfer agency fees of $27,169.

Secondary market support is provided to the Fund by ALPS Portfolio Solutions Distributor, Inc. No fees are charged to the Fund for these services.

During the Fund’s most recently completed fiscal year, the Fund made no payments to ALPS Advisors or any affiliated person of ALPS Advisors for services provided to the Fund except as set forth herein.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, ALPS Advisors or the Sub-Adviser.

Information About ALPS Advisors and its Affiliates

ALPS Advisors is a subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through its wholly owned subsidiaries, including:

•	ALPS Advisors, which is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

•	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

•	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

As of December 31, 2017, ALPS Advisors had approximately $18.4 billion of assets under management and ALPS and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

The principal executive officer and directors of ALPS Advisors are:

Name	Principal Occupation
Edmund J. Burke	President, Director of ALPS Advisors
Jeremy O. May	Executive Vice President, Director of ALPS Advisors

The address of each principal executive officer and director of ALPS Advisors is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Certain officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of ALPS Advisors or its affiliates, as identified under “Proposal 3: Election of Nominees to the Fund’s Board of Trustees – Additional Information about each Trustee and the Fund’s Officers.”

Required Vote

The presence in person or by proxy of one-third of the Fund’s shares that are entitled to vote constitutes a quorum.

Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Principal Real Estate Investors, LLC (the “Sub-Adviser”) currently serves as sub-adviser to the Fund pursuant to a sub-advisory agreement between ALPS Advisors and the Sub-Adviser, dated May 22, 2013 (the “Existing Sub-Advisory Agreement”). The Existing Sub-Advisory Agreement was last approved by Shareholders on June 19, 2013 and last approved for continuance by the Board on March 15, 2018.

As required by the 1940 Act, the Fund’s Existing Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. In addition, the Fund’s Existing Sub-Advisory Agreement provides for its automatic termination upon termination of the Fund’s Existing Advisory Agreement. As a result, upon the Closing, the Fund’s Existing Sub-Advisory Agreement will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

Shareholders of the Fund are being asked to approve a new sub-advisory agreement between ALPS Advisors and the Sub-Adviser (the “New Sub-Advisory Agreement”). As described above, the Fund’s Existing Sub-Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Sub-Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If approved by Shareholders, the New Sub-Advisory Agreement for the Fund will be effective upon the later of the Closing or the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement. If the Transaction is not completed for any reason, the Existing Sub-Advisory Agreement will continue in effect.

Board Approval and Recommendation

On March 15, 2018, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement is set forth in Appendix B to this Proxy Statement.

The terms of the New Sub-Advisory Agreement are the same as the terms of the corresponding Existing Sub-Advisory Agreement but for the new commencement date. The sub-advisory fee rates under the New Sub-Advisory Agreement are the same as the fee rates for those services under the corresponding Existing Sub-Advisory Agreement. ALPS Advisors and the Sub-Adviser have advised the Board of Trustees that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Fund or have any adverse effect on the ability of the Sub-Adviser to fulfill its obligations under the New Sub-Advisory Agreement.

The following discussion describes both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Fund. The next several paragraphs briefly summarize some important provisions of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the Fund’s New Sub-Advisory Agreement contained in Appendix B.

Services Provided by the Sub-Adviser. ALPS Advisors has delegated daily management of the Fund’s assets to the Sub-Adviser. The New Sub-Advisory Agreement for the Fund essentially provides that the Sub-Adviser is engaged to manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board of Trustees.

Fees. Under the New Sub-Advisory Agreement for the Fund, ALPS Advisors pays an annual sub-advisory fee to the Sub-Advisory in an amount equal to 0.55% based on the Fund’s average Total Managed Assets. The Fund’s sub-advisory fee rate under the New Sub-Advisory Agreement is identical to the sub-advisory fee rate under the Existing Sub-Advisory Agreement. The sub-advisory fee is paid by ALPS Advisors, and not the Fund. During the fiscal year ended October 31, 2017, ALPS Advisors paid to the Sub-Adviser sub-advisory fees of $1,056,844.

Term. The New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, the New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or ALPS Advisors on 60 days’ prior written notice to the Sub-Adviser and ALPS Advisors, as appropriate. In addition, the Sub-Adviser may terminate the agreement upon 60 days’ written notice to ALPS Advisors. It is anticipated that the New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the New Advisory Agreement with ALPS Advisors is assigned (as defined in the 1940 Act) or terminates for any other reason. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs. The New Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Liability of the Sub-Adviser. The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS Advisors or the Fund as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreement. The New Sub-Advisory Agreement is the same as the Existing Sub-Advisory Agreement but for the new commencement date.

Interim Sub-Advisory Agreement

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Fund, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of the Fund have not approved the New Advisory Agreement and/or the New Sub-Advisory Agreement prior to the Closing, an interim sub-advisory agreement between ALPS Advisors and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the Closing. On March 15, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement for the Fund in order to assure continuity of investment advisory services to the Fund after the Closing.

The terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If Shareholders of the Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund except as set forth herein.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker or affiliated person of which is an affiliated person of the Fund, ALPS Advisors or the Sub-Adviser.

Information about the Sub-Adviser

Principal Real Estate Investors, LLC advises or subadvises $75.9 billion in real estate assets as of December 31, 2017. The Sub-Adviser’s real estate capabilities include both public and private equity and debt investment alternatives. The Sub-Adviser is the dedicated real estate group of Principal Global Investors, a diversified asset management organization and a member of the Principal Financial Group, Inc®. The Sub-Adviser is not affiliated with ALPS Advisors or any of its affiliates. The Sub-Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and is located at 801 Grand Ave., Des Moines, Iowa 50392.

The following table provides information regarding the principal executive officer, directors and certain other officers of the Sub-Adviser.

Name	Position(s) with Sub-Adviser
Pat Halter	Chief Executive Officer
Todd Everett	Senior Managing Director - Commercial Real Estate
Ken Dubas	Chief Operating Officer
Kelly Rush	Chief Investment Officer, Global Real Estate Securities
Marc Peterson	Chief Investment Officer, CMBS
Indy Karlekar	Senior Managing Director - Global Research and Strategy
Doug Harper	Senior Managing Director
Jay Davis	Senior Managing Director
John Berg	Senior Managing Director
Rod Vogel	Senior Managing Director
Marty Cropp	Senior Managing Director
Chris Duey	Managing Director
Patricia Bailey	Director

The following tables sets forth information regarding other funds managed by the Sub-Adviser that have investment objectives similar to those of the Fund.

[Insert if any]

Required Vote

The presence in person or by proxy of one-third of the Fund’s shares that are entitled to vote constitutes a quorum.

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board, including the Independent Trustees, met in person on March 15, 2018 to evaluate, among other things, the Transaction, ALPS Advisors, the Sub-Adviser and to determine whether approving the New Advisory Agreement and the New Sub-Advisory Agreement was in the best interests of the Fund’s Shareholders. At the Board meeting and throughout the process of considering the Transaction, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, and the Transaction, the Board and its counsel reviewed materials furnished by ALPS Advisors, DST, SS&C and the Sub-Adviser, and communicated with senior representatives of ALPS Advisors, DST and the Sub-Adviser regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Fund and its Shareholders. In this regard, the Trustees spoke with representatives of ALPS Advisors, DST and SS&C during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of ALPS Advisors and DST indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior personnel and investment advisory personnel of ALPS Advisors who currently manage the Fund to continue to provide these and other services to the Fund at the current levels; or (iii) the capabilities of the Sub-Adviser to continue to provide the same level of sub-advisory and other services to the Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement

In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors:

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services provided by ALPS Advisors, the Trustees considered the qualifications, experience and capability of ALPS Advisors’ management and other personnel and the extent of care and conscientiousness with which ALPS Advisors performs its duties. In this regard, the Trustees considered, among other matters, the process by which ALPS Advisors performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by ALPS Advisors as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of ALPS Advisors’ and the Sub-Adviser’s services, and that ALPS Advisors and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund, ALPS Advisors and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge, an independent provider of investment company data. The Board considered the Fund’s net asset value total return relative to the average return for the Real Estate Lipper Category, as assigned by Lipper, Inc. The Board also considered the views of ALPS Advisors and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as REITs and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy.

Costs of Services and Profits Realized, and Comparison with other Advisory Contracts. The Board considered the fees payable under the Advisory Agreement. The Board reviewed the information compiled by Broadridge comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and subadvisory and administrative service fees—as well as the Fund’s net total expense ratios) to other funds in its expense group. The Board considered the Fund’s fees relative to its Broadridge peer group. The Trustees considered the statements of ALPS Advisors explaining the differentiation between the Fund and the peer group given the Fund’s significant investment in CMBS, a complex asset class, versus the peer group being composed solely of funds that invest in REITs. The Board noted that ALPS Advisors does not serve as investment adviser to any other comparable closed-end funds.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to ALPS Advisors and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. The Trustees considered the material provided by the Sub-Adviser with respect to fees received for services provided to another registered investment company client for which it separately manages a CMBS “sleeve.” The Trustees considered statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered ALPS Advisors’ opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the meeting materials it received from ALPS Advisors regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to ALPS Advisors, as well as together with revenues earned by ALPS Advisors’ affiliates, ALPS Fund Services (in its capacity as administrator of the Fund), ALPS Portfolio Solutions Distributor, Inc. (in its capacity as providing distribution assistance) and DST (in its capacity as transfer agent of the Fund). The Trustees determined that the profitability of ALPS Advisors and the Sub-Adviser was within the range that courts had found reasonable, and considered that ALPS Advisors and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

Economies of Scale. With respect to whether economies of scale are realized by ALPS Advisors and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered ALPS Advisors’ view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect Benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to ALPS Advisors or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both ALPS Advisors and the Sub-Adviser noted their belief that they would not experience any “fall-out” benefits. The Board concluded that the benefits accruing to ALPS Advisors and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by ALPS Advisors and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of ALPS Advisors and the Sub-Adviser was reasonable.

In approving the New Advisory Agreement and the New Sub-Advisory Agreement and the fees charged under the New Advisory and the New Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, concluded that ALPS Advisors’ and the Sub-Adviser’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Fund and its Shareholders and the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement.

In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of the New Advisory Agreement, including the fees payable to ALPS Advisors by the Fund, are the same as the Existing Advisory Agreement but for the new commencement dates;

•	the terms of the New Sub-Advisory Agreement, including the fees payable by ALPS Advisors to the Sub-Adviser, are the same as the Existing Sub-Advisory Agreement but for the new commencement dates;

•	assurances from ALPS Advisors and SS&C that the manner in which the Fund’s assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Sub-Adviser;

•	that, in light of the foregoing considerations, the factors discussed above that were considered by the Board in connection with the approval of the continuance of the Existing Advisory Agreement and Existing Sub-Advisory Agreement also supported approval of the New Advisory Agreement and New Sub-Advisory Agreement;

•	the favorable history, reputation, qualification and background of SS&C;

•	ALPS Advisors’ and DST’s financial condition;

•	SS&C’s financial condition;

•	that while the operations of ALPS Advisors are expected to continue with minimal or no change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;

•	the potential adverse effects on the Fund, in the event the Transaction is completed and new Advisory Agreement and New Sub-Advisory Agreement are not approved;

•	the fact that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as ALPS Advisors and/or its affiliates has committed to pay the expenses of the Fund in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

•	that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction as represented by ALPS Advisors, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Fund as a result of the Transaction.

As a result of its review of the Transaction and the New Advisory Agreement and New Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund and recommended such agreements to Shareholders for their approval.

Approval of Interim Advisory Agreement and Interim Sub-Advisory Agreement

At its March 15, 2018 meeting, the Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement. If necessary to assure continuity of advisory and sub-advisory services, the Interim Advisory Agreement and Interim Sub-Advisory Agreement will take effect upon the Closing if Shareholders have not yet approved the New Advisory Agreement and New Sub-Advisory Agreement. The terms of the Interim Advisory Agreement are substantially identical to those of the Existing Advisory Agreement and New Advisory Agreement and the terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Existing Advisory Agreement and Existing Sub-Advisory Agreement.

PROPOSAL 3: ELECTION OF NOMINEES TO THE FUND’S BOARD OF TRUSTEES

Nominees for the Fund’s Board of Trustees

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund, who have been nominated by the Board of Trustees for election to a three-year term to expire at the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Rick A. Pederson
Jeremy Held

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominee named above. The nominees have indicated that they each have consented to serve as a Trustee if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of Trustees, which is structured as an investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).

Rick A. Pederson – Mr. Pederson has served as a Trustee of the Fund since April 2013. He currently serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Pederson has been a long-time manager of private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. He was selected to serve as a Trustee of the Fund based on his business and financial services experience.

Jerry G. Rutledge – Mr. Rutledge has been a Trustee of the Fund since April 2013. He currently serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the University of Colorado Board of Regents from 1995 to 2007. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Fund based on his business experience.

Ernest J. Scalberg – Dr. Scalberg has served as a Trustee of the Fund since April 2013 and Chairman of the Fund since 2017. He also serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee and has been designated by the Board of Trustees as an ‘‘audit committee financial expert,’’ as defined in SEC rules. Currently retired, Dr. Scalberg served most recently as a Research Professor and Director of the GLOBE Center at the Monterey Institute of International Studies until 2014. Previously, Dr. Scalberg was Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business at the Monterey Institute of International Studies from 2001 to 2009, and was the Dean of the Graduate School of Business Administration and Dean of Faculty of the Schools of Business at Fordham University from 1994 to 2001. In the 1980s, Dr. Scalberg established UCLA’s Executive MBA Program and a new style of MBA program for the fully employed professional. In 1990 he moved to Hong Kong, where for three years he worked to create a new school of business at the Hong Kong University of Science and Technology, in a partnership between UCLA and the Hong Kong government. Dr. Scalberg currently serves on the Board of Trustees, and on the Audit and Nominating Committees of The Select Sector SPDR Trust. Dr. Scalberg also has served on the Boards of numerous non-profit organizations from 1974 to the present, and is the current Chairman of the Board of the Foundation of the International University in Geneva, Switzerland. He was selected to serve as a Trustee of the Fund based on his business and finance experience.

Jeremy Held – Mr. Held has been an Interested Trustee of the Fund since December 2017. Mr. Held joined ALPS in 1996 and currently serves as Senior Vice President, Director of Research of ALPS Advisors and Senior Vice President of Red Rocks Capital, LLC. Mr. Held is a Chartered Financial Analyst and a Certified Financial Planner. Mr. Held graduated summa cum laude from the University of Colorado at Boulder with a degree in International Business. He was selected to serve as a Trustee of the Fund based on his business, financial services and investment management experience.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee and the Fund’s Officers

The table below sets forth the names and age of the Trustees and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex, and their other directorships of public companies. Unless noted otherwise, the address for the Trustees and officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Independent Trustees

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2018. Has served since April 2013.	Partner, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting, 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Trustee, Boettcher Foundation, 2018.	21	Westcore Trust (14 funds); ALPS ETF Trust (20 funds)
Jerry G. Rutledge (1944)	Trustee	Term expires in 2020. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007– 2017).	13	Clough Global Allocation Funds (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (33 funds)
Ernest J. Scalberg (1945)	Chairman and Trustee	Term expires in 2019. Has served as Trustee since April 2013. Has served as Chairman since July 2017.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 – present); and Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005 – present).	1	The Select Sector SPDR Trust (10 funds).

INTERESTED TRUSTEE(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jeremy Held (1974)	Trustee	Term expires in 2018. Has served since December 2017.	Mr. Held is Senior Vice President, Director of Research of AAI and Senior Vice President of Red Rocks Capital, LLC. Mr. Held joined ALPS in 1996, and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act.	1	None.
Jeremy O. May (1970)	Treasurer	Has served since February 2018.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund, ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund, ALPS Series Trust, ALPS ETF Trust and ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	N/A

Erin D. Nelson (1977)	Chief Compliance Officer	Has served as Chief Compliance Officer since June 2015; previously served as Secretary from March 2014 to June 2015.

Erin Nelson became Senior Vice President and Chief Compliance Officer of ALPS Advisors on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of ALPS Advisors since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson joined ALPS Advisors’ parent company, ALPS Holdings, Inc. in January 2003. Because of her position with ALPS Advisors, Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nelson is also Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., the RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.

				N/A	N/A
Andrea E. Kuchli (1985)	Secretary	Has served since August 2015.

Ms. Kuchli has been Vice President and Senior Counsel of ALPS Fund Services, Inc. and ALPS Advisors since February 2015. Prior to that Ms. Kuchli served as an Associate Attorney with Davis Graham & Stubbs LLP from April

2014 to February 2015, and as an Associate Attorney with Dechert LLP from September 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and ALPS Variable Investment Trust as well as Assistant Secretary of the James Advantage Funds and ALPS ETF Trust.

				N/A	N/A
Sharon R. Akselrod (1974)	Assistant Secretary	Has served since December 2017.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Financial Investors Trust.	N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed parenthetically represent the number of funds overseen in each directorship that the Trustee has held. Regarding ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. As to Financial Investors Trust, 12 funds are included in the total funds in the Fund Complex column.

(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board of Trustees.

Beneficial Ownership of Common Shares

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies
Rick A. Pederson	None	None
Jerry G. Rutledge	None	None
Ernest J. Scalberg	$10,001-$50,000	$10,001-$50,000
Jeremy Held	None	None

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2017. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.

Trustee Transactions with Fund Affiliates

As of December 31, 2017, none of the Independent Trustees, nor members of their immediate families owned securities, beneficially or of record, in ALPS Advisors or Principal Real Estate Investors, LLC (the “Sub-Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with ALPS Advisors or Sub-Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in ALPS Advisors or Sub-Adviser or any of their respective affiliates. In addition, for the fiscal year ended October 31, 2017, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which ALPS Advisors or Sub-Adviser or any of their respective affiliates was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2017. Trustees and Officers of the Fund who are employed by ALPS or ALPS Advisors receive no compensation or expense reimbursement from the Fund or any other fund in the fund complex.

Compensation Table For The Fiscal Year Ended October 31, 2017.

Name of Trustee/Nominee	Total Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**	Number of Funds in Trustee’s Fund Complex
Rick A. Pederson	$30,250	$66,750	21
Jerry G. Rutledge	$28,250	$82,750	16
Ernest J. Scalberg	$28,250	$30,250	1
Total	$86,750	$179,750

*	Represents the total compensation paid to such persons by the Fund during the fiscal year ended October 31, 2017.

**	Represents the total compensation paid to such Trustee by the Trustee’s Fund Complex during the fiscal year ended October 31, 2017. The Fund Complex for Mr. Rutledge consists of the Fund and 12 funds within the Financial Investors Trust. The Fund Complex for Mr. Pederson consists of the Fund and all funds within the ALPS ETF Trust. The Fund Complex for Mr. Scalberg consists of the Fund.

Prior to July 1, 2017, the Independent Trustees of the Fund received an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board of Trustees. Effective July 1, 2017, each Independent Trustee of the Fund receives an annual retainer of $18,000 and an additional $3,000 for attending each meeting of the Board of Trustees. Also effective July 1, 2017, in addition to the Attendance Fee, the Chairman of the Board of Trustees is paid a meeting fee of $1,000 for each meeting of the Board of Trustees and the Chairman of the Audit Committee of the Board of Trustees is paid a meeting attendance fee of $1,000 for each meeting of the Audit Committee of the Board of Trustees. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

During the fiscal year ended October 31, 2017, the Board of Trustees met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board of Trustees, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Board of Trustees has appointed Mr. Scalberg, an Independent Trustee, to serve in the role of Chairman of the Board of Trustees (“Chairman”). The Chairman’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund’s officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund.

The Fund has three standing committees, each of which enhances the leadership structure of the Board of Trustees: the Audit Committee; the Nominating and Corporate Governance Committee; and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Corporate Governance Committee, and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Trustees.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, ALPS, the Sub-Adviser or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

Audit Committee Report

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of Messrs. Pederson, Rutledge and Scalberg (Chairman and Financial Expert). The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed and approved by the Audit Committee on June 16, 2017, at which time the Audit Committee determined it had no changes to recommend to the Board of Trustees. The Audit Committee Charter is available at the Fund’s website, www.principalcef.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2017, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Cohen Fund Audit Services, Ltd. (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2017, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2017.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Rick A. Pederson
Jerry G. Rutledge
Ernest J. Scalberg

December 14, 2017

The Audit Committee met three times during the fiscal year ended October 31, 2017. The Audit Committee is composed of three Independent Trustees, namely Messrs. Scalberg, Pederson, and Rutledge. None of the members of the Audit Committee are “interested persons” of the Fund.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Scalberg is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. Scalberg serves as the Chairman of the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of Messrs. Pederson, Rutledge (Chairman) and Scalberg. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board of Trustees members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee Charter is available at the Fund’s website: www.principalcef.com. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees for Board of Trustees membership. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board of Trustees, (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible shareholder or shareholder group may submit no more than one independent trustee nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund. The Nominating and Corporate Governance Committee met two times during the fiscal year ended October 31, 2017.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee of the Board of Trustees (“QLCC”) is comprised of Messrs. Pederson (Chairman), Rutledge and Scalberg. The QLCC operates pursuant to the Qualified Legal Compliance Committee Guidelines. Each member of the QLCC must be a member of the Fund’s Board of Trustees who is not employed, directly or indirectly, by the Fund and who is not an “interested person” of the Fund as defined in section 2(a)(19) of the 1940 Act. The QLCC shall consist, at a minimum, of at least three members, including at least one member of the Fund’s Audit Committee.

Among other responsibilities, the QLCC is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s Principal Executive Officer (“PEO”), (iii) determining whether an investigation of such breaches or violations is required, (iv) if the QLCC determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation and (vi) informing the PEO and the Board of Trustees of the results of the investigation.

The QLCC shall meet as often as it deems necessary to perform its duties and responsibilities. The QLCC met one time during the fiscal year ended October 31, 2017.

Compensation Committee

The Fund does not have a compensation committee.

Other Board of Trustees Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the 2017 Annual Meeting of Shareholders.

Required Vote

The presence in person or by proxy of one-third of the Fund’s shares that are entitled to vote constitutes a quorum.

The affirmative vote of a plurality of votes cast for the nominee by the holders entitled to vote for the particular nominee is necessary for the election of the nominee.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

At the December meeting of the Board of Trustees, the Board of Trustees selected Cohen to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2018. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2017. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so. A Cohen representative will also be available to respond to appropriate questions.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Fund, during the Fund’s fiscal year ended October 31, 2017. The fees are for the following work:

(1) Audit Fees for professional services provided by Cohen for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees;”

(3) Tax Fees for professional services by Cohen for tax compliance, tax advice, and tax planning; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

	2017	Pre-Approved by Audit Committee
Audit Fee	$28,000	Yes
Audit-Related Fees	$0	Yes
Tax Fees	$3,000	Yes
All Other Fees	$0	N/A
Non-Audit Fees	$0	N/A

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve or establish pre-approval policies and procedures concerning all audit and non-audit services to be provided by Cohen, the Fund’s independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve or establish pre-approval policies and procedures concerning all permitted non-audit services to be provided by Cohen to the Fund’s investment adviser and to entities controlling, controlled by, or under common control with ALPS Advisors and that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund. Except, however, de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee has also established detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Fund requires that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, the investment adviser’s officers and directors, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during fiscal year ended October 31, 2017, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Ownership of Shares

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of the shares for the Fund as of [March 26], 2018.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned

As of [ ], 2018, the percentage of shares owned by the Fund’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of the Fund.

Other Information

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or the Sub-Adviser or its parent or subsidiaries.

As of December 31, 2017, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

The interested director and officers of the Fund are officers and employees of ALPS Advisors and/or its affiliates and may own interests in DST. Such director and officers will receive a portion of the merger consideration based on their respective share ownership in DST, which portion is, in the aggregate, expected to be less than 0.1% percent of the total consideration paid to all stockholders of DST.

Payment of Solicitation Expenses

ALPS Advisors and/or its affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Fund has engaged Broadridge, a professional proxy solicitation firm, to assist in the solicitation of the proxy for the Fund, at an estimated cost of $39,500 plus any out-of-pocket expenses. Such expenses will be paid by ALPS Advisors and/or its affiliates. Among other things, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. ALPS Advisors and/or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-###-###-####.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the Meeting should have been received by the Secretary of the Fund no later than October 25, 2017. To submit a shareholder proposal for the Fund’s 2019 annual meeting of shareholders, a shareholder is required to give to the Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by [____], 2018. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2019 annual meeting no earlier than [ ], 2018 or approximately 150 days prior to the first anniversary of the date of the Fund’s proxy statement and no later than [ ], or 120 days prior to the first anniversary of the date of the Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2018 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 11, 2018

The Proxy Statement is available on the internet at [ ].

Reports to Shareholders and Financial Statements

The annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, the Fund’s most recent annual report can be obtained at no cost. To request a report for the Fund, please call 1-###-###-####, write to ALPS Fund Services, Inc., [address], or visit www.alpsfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-###-###-####. You may also notify the transfer agent in writing at ALPS Fund Services, Inc., [address]. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, there were [ ] common shares of the Fund outstanding.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

With respect to Proposal 1 and Proposal 2, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

With respect to Proposal 1 and Proposal 2, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against each proposal.

With respect to Proposal 3, the affirmative vote of a plurality of votes cast for the nominee by the holders entitled to vote for the particular nominee is necessary for the election of the nominee. Votes will be counted as either “FOR” or “AGAINST.” For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact [ ] at 1-###-###-#### to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of one-third of the Fund’s share that are entitled to vote constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact at Broadridge Financial Solutions at 833-786-6485 (toll-free). Representatives are available Monday through Friday, 9 a.m. Eastern time to 10 p.m. Eastern time.

Vote Required

With respect to Proposal 1 and Proposal 2, approval of each proposal by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

With respect to Proposal 3, the affirmative vote of a plurality of votes cast for the nominee by the holders entitled to vote for the particular nominee is necessary for the election of the nominee.

If Shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement for the Fund, their effectiveness is contingent upon the Closing occurring (and the effectiveness of the New Sub-Advisory Agreement is contingent upon the Fund's New Advisory Agreement being approved). If the Closing does not occur, the Existing Advisory Agreement and the Existing Sub-Advisory Agreement will remain in effect.

Appendix List

Appendix A – Form of New Advisory Agreement

Appendix B – Form of New Sub-Advisory Agreement

Appendix A

Form of New Advisory Agreement

PRINCIPAL REAL ESTATE INCOME FUND

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this ___ day of ________, ________, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Principal Real Estate Income Fund (formerly known as Principal Commercial Mortgage Backed Securities Income Fund), a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Agreement and Declaration of Trust dated March 15, 2013 (the “Declaration”), and in accordance with the stated investment objectives policies and restrictions of the Fund as from time to time are in effect pursuant to the Trust’s Prospectus and Statement of Additional Information or the direction of the Board (the “Investment Policies”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust with full discretion to invest and reinvest the Fund’s assets in accordance with the Declaration and the Investment Policies, subject to the Board’s general supervision and direction. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Amended and Restated Declaration of Trust;

b.	Amended and Restated By-laws (the “By-Laws”);

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Trust and approving the form of this Agreement; and

d.	the Trust’s Form N-2 Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.Services provided by the Adviser. Subject to the general supervision and direction of the Board, the Adviser will: (a) manage the Trust’s assets and continuously invest and reinvest the Trust’s assets on a fully discretionary basis; (b) furnish a continual investment program for the Trust in accordance with the Trust’s Investment Policies; (c) make investment decisions for the Trust; (d) provide the Trust with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Trust, and what securities shall be held or sold by the Trust; (g) determine what portion of the Trust’s assets shall be held uninvested; (h) review asset allocations and investment policies with the Board every quarter; (i) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund; and (j) otherwise manage the Trust’s business affairs.

In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities or other assets that the Fund may hold or contemplate purchasing. Further, the Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

The Adviser may provide the services described in (a), (c) (f) and (g) above, either directly or by appointing suitable sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser’s responsibilities under Section 7 (brokerage selection), Section 9 (books and records), Section 10(b) (valuation and significant events) and Section 11 (voting) with respect to a Sub-Adviser’s Sub-Account (defined below) shall be fulfilled by that Sub-Adviser. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. Further, Sub-Advisers shall serve as such only pursuant to a written agreement that complies in all respects with, and has been approved in accordance with, applicable requirements of the 1940 Act. With respect to any and all Sub-Advisers, the Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to serve as such with respect to the assets of the Trust to be allocated to separate sub-accounts (“Sub-Accounts”) of such Sub-Adviser; (b) monitor and evaluate the investment performance of each Sub-Adviser’s Sub-Account; (c) allocate and reallocate the portion of the Trust’s assets to be managed by each Sub-Adviser in its Sub-Account; (d) recommend terminations or additions of Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers relative to the Sub-Accounts to ensure compliance with the Fund’s Investment Policies and applicable laws, including the 1940 Act and Internal Revenue Code of 1986, as amended; (f) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Trust’s Investment Policies and with any other policies, restrictions, guidelines or limitations of the Trust or the Adviser relative to the Sub-Adviser’s management of the Sub-Account; and (g) provide reports and information to the Trust regarding the Sub-Advisers and their performance as the Trust may reasonably request from time to time. Sub-Advisers will be compensated from the Adviser’s fee hereunder and will not receive a separate fee from the Trust.

The Adviser is also responsible for making recommendations to the Board regarding, and monitoring (for purposes of 1940 Act compliance, general market conditions and otherwise), the Trust’s use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund’s issuance of preferred shares (or other “senior securities” in the form of debt or stock pursuant to Section 18 of the 1940 Act) if any. Notwithstanding anything contained herein to the contrary, should a Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission (“SEC”) or its staff, may cause senior securities concerns, the Trust acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Adviser.

In all of its activities hereunder, the Adviser and its directors, officers and employees shall act in strict conformity with the Investment Policies, the Declaration and By-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and any and all other applicable laws, rules or regulations.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under this Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund and compensation of Sub-Advisers. The Adviser will not be required to pay any investment advisory related expenses of the Trust other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Trust will be required to pay brokerage and other expenses of executing the Trust’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust a management fee, calculated on a monthly basis at the annual rate of 1.05% of the Fund’s average Total Managed Assets, as that term is defined in the Prospectus and Statement of Additional Information dated May 14, 2013 (the “Registration Statement”), during the month. For this purpose, asset values will be the same as those that the Trust uses to calculate its daily net asset value pursuant to the requirements of the 1940 Act. If the Adviser provides services to the Trust under this Agreement for a period of less than a full calendar month, the Advisory Fee will be proportionately reduced to reflect only the number of days during the month the Trust was under the Adviser’s management. Compensation of Sub-Advisers shall be paid from the amounts paid to the Adviser hereunder.

6. Services to Other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts. Whenever the Trust and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security or other assets, available purchase or sale opportunities will be allocated among the Adviser’s advisory accounts in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be fair and equitable to each entity under the specific circumstances and consistent with Adviser’s fiduciary duties. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities and other assets for the account of the Trust, neither the Adviser nor any of its directors, trustees, officers, employees or other “affiliated person” (as that term is defined in the 1940 Act) will act as a principal or agent or receive any commission or other compensation with respect to such purchases or sales. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities or other assets for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the

Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Subject to the foregoing, the Adviser may, on behalf of the Trust, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Trust and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Adviser, the total commissions paid by the Trust will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients in addition to the Trust.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Books and Records. The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Trust including, without limitation, the books and records required by Rule 31a-l under the 1940 Act. The Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Adviser further agrees that all books and records maintained hereunder shall be made available to the Trust at any time upon reasonable request, including facsimile, as soon as practicable. Upon termination of this Agreement, the Adviser, at it expense, shall promptly upon demand, return to the Trust any and all such records in a format reasonably requested by the Trust. The Adviser shall not be required to maintain books and records that are required to be maintained by the Trust’s administrator (other than those that the Adviser is nevertheless required to maintain pursuant to applicable laws and regulations).

10. Reports, Information and Valuation. (a) The Adviser will furnish to the Trust, from time to time and as the Trust may request, reports and other data or information on portfolio transactions and reports and other data or information on investments held in the portfolio or regarding the Sub-Advisers, all in such detail and in such frequency as may be reasonably requested from time to time. The Adviser will also provide the Trust, on a regular basis, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Adviser. The Adviser will make available its officers and employees to discuss with the Board the investments of the Trust and the Sub-Advisers’ performance, quarterly, or upon due notice, at a time requested by the Board. The Adviser further agrees that it will not change the Trust’s investment strategies, as set forth in the Investment Policies, without the Trust’s approval, or change portfolio managers or portfolio management team members, or other key personnel, without providing prompt notice to the Trust.

(b) On an ongoing basis, the Adviser shall monitor market developments for significant events occurring after the close of the primary markets for particular portfolio investments that may materially affect their value, and shall promptly notify the Trust of any such event that comes to the Adviser’s attention. In addition, the Adviser will respond promptly to a request from the Trust for information needed to assist the Trust in the valuation of any portfolio investment, and to provide to the Trust such information as is in the Adviser’s possession regarding the same.

(c) The Adviser shall also cooperate with the Trust’s legal counsel, any counsel to the Trust’s directors who are not “interested persons” of the Trust (as that term is defined under the 1940 Act) and the Trust’s independent public accounting firm.

11. Voting. The Adviser will, unless and until otherwise directed by the Trust, exercise all investor rights with respect to assets held by the Trust, including but not limited to voting proxies pursuant to its proxy voting policies and procedures. If requested by the Trust, the Adviser will report to the Trust regarding such voting in a format reasonably requested by the Trust. The Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Trust in compliance with the requirements of Rule 206(4)-6 under the Advisers Act. The Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Trust. Upon request, the Adviser shall provide the Trust with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information as required by applicable law.

The Adviser will promptly inform and forward to the Trust any and all information received by Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Trust’s portfolio investments.

12. Compliance Matters. The Adviser shall promptly provide the Trust’s Chief Compliance Officer (“CCO”), upon request, copies of its policies and procedures for compliance by the Adviser and the Trust with the Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Adviser shall cooperate with the CCO as to facilitate the CCO’s performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Board on the operation of the Adviser’s compliance policies and procedures and shall promptly report to the CCO any “Material Compliance Matter” as defined by Rule 38a-1(e)(2). At least annually, the Adviser shall provide a certification to the CCO to the effect that the Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Trust and the Adviser with the Federal Securities Laws.

13. Representations and Certifications. The Trust makes the following representations to the Adviser: (i) the Trust is a Delaware statutory trust duly registered as a closed-end management investment company under the 1940 Act; (ii) the execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement; (iii) the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, the Declaration, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust; and (iv) this Agreement is a valid and binding agreement of the Trust, enforceable against it in accordance with the terms hereof.

The Adviser makes the following representations to the Trust:

(a) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Trust of the occurrence of any pending or existing event or circumstance that would disqualify Adviser or its directors, officers or employees from serving as investment adviser, director or officer of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(d) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

(f) The Form ADV of the Adviser, to be provided to the Trust in connection with the execution of this Agreement, is a true and complete copy of the form as currently in effect.

(g) The Adviser’s Code of Ethics, as provided to the Trust in connection with the approval of this Agreement, has been duly adopted by the Adviser and meets the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

(h) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(i) The Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Federal Securities Laws (as defined under the 1940 Act and the Advisers Act).

(j) There is no material fact provided by the Adviser respecting or relating to the Adviser that is contained in the Registration Statement that is untrue or inaccurate in any material respect. The Adviser will notify the Trust promptly of any material fact that the Adviser previously provided respecting or relating to the Adviser that is contained in the Registration Statement that becomes untrue or inaccurate in any material respect.

All representations and warranties made pursuant to this section shall survive for the duration of this Agreement, and each party hereto, upon becoming aware that any of its representations and warranties are no longer true in a material respect, shall promptly notify the other party.

Within forty-five (45) days after the end of each calendar year during that this Agreement is in effect, and as otherwise requested by the Fund, the Adviser shall certify to the Fund that it has complied with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act during the previous year and that there has been no material violation of the Adviser’s Code of Ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the Trust’s written request, the Adviser shall permit the Trust to examine the reports required to be provided to the Adviser under Rule 17j-1 and Rule 204A-1, and all other records relative to the Adviser’s Code of Ethics.

14. Duration, Termination and Interpretation of this Agreement. This Agreement shall remain in force for an initial term of two years. The Agreement shall continue thereafter only so long as such continuance is specifically approved at least annually by the Board and by a majority of the members of the Board who are not interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice to the Adviser, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Trust. This Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Trust.

This Agreement shall automatically terminate in the event of its assignment. The Adviser agrees to provide the Trust with reasonable written notice of any event(s), transaction(s) or circumstance(s),that could result in an assignment of the Agreement.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended or interpreted by the SEC or its staff, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or removal is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust, in accordance with the 1940 Act. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: General Counsel

To the Trust at:

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: President

17. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act. To the extent that the laws of the State of Delaware conflict with applicable provision of the 1940 Act, the latter shall control.

18. Confidentiality. Any information about a party hereto that such party, supplies to the other party to this Agreement, which is not otherwise in the public domain or previously known to the receiving party, shall be regarded as confidential and held in the strictest confidence. Similarly, any information about a party hereto that is generated or recorded by the other party hereto pursuant to this Agreement, which is not otherwise in the public domain, also shall be regarded as confidential and held in the strictest confidence (such information, together with the information referenced in the previous sentence, collectively, “Confidential Information”). Confidential Information includes, but is not limited to: the books and records referenced in Section 9 hereof, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Trust, the transactions in securities or other assets effected or to be effected on behalf of the Trust, or financial information or any other information relating to a party to this Agreement.

No party may use Confidential Information about the other party, except solely: (i) for the legitimate business purposes of the Trust for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. Notwithstanding the foregoing, the Fund may disclose Confidential Information regarding the Adviser to a third party for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities. Lastly, the Adviser may not consult with any other investment advisers of the Trust about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the 1940 Act or SEC rules or regulations applicable to the Trust.

Nothing in this Agreement shall be construed to prevent the Adviser from lawfully giving other persons investment advice about, or lawfully trading on their behalf in, the shares issued by the Trust or securities or other assets held or to be acquired by the Trust.

19. Miscellaneous. Neither the holders of shares of the Trust nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. The preceding sentence, and Sections 8, 9, 14 (regarding interpretation), 16, 17, 18 and 19 shall survive the termination of this Agreement.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	PRINCIPAL REAL ESTATE INCOME FUND

By:	By:

Name:	Name:
Title:	Title:

Appendix B

Form of New Sub-Advisory Agreement

PRINCIPAL REAL ESTATE INCOME FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of _________, ______, by and between ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and Principal Real Estate Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 801 Grand Avenue, Des Moines, Iowa 50392.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of ________________, ______ with the Principal Real Estate Income Fund (the “Fund”), a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Adviser desires to retain Sub-Adviser to render investment advisory and other services to the Fund in the manner and on the terms hereinafter set forth;

WHEREAS, Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Fund, to select investment sub-advisers for the Fund; and

WHEREAS, Sub-Adviser is willing to furnish such services to the Investment Adviser with respect to the Fund;

NOW, THEREFORE, Investment Adviser and Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

Investment Adviser hereby appoints Sub-Adviser to act as a sub-adviser to the Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The Fund’s assets will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and, other than as specified herein, Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER

A. As sub-adviser to the Fund, Sub-Adviser will coordinate and execute the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund.

The Sub-Adviser (and its directors, managers, officers and employees) shall perform all services under this Agreement on a discretionary basis, subject to the general direction, supervision and control of the Investment Adviser and the Fund’s Board of Trustees, and in strict conformity with: (i) the Investment Company Act, the Advisers Act and any and all other applicable laws; (ii) the Fund’s Declaration of Trust and bylaws; (iii) any and all investment guidelines, instructions and directions provided by the Investment Adviser or the Fund; (iv) the Fund’s compliance policies, procedures and guidelines; and (v) the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, as currently in effect and as supplemented and/or amended from time to time (respectively, the “Prospectus”, the “Statement of Additional Information”, and the “Registration Statement”), as each may be modified from time to time (the documents described in (ii) through (v) above, the “Fund Documents”). Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide Sub-Adviser with current copies of the Fund Documents. Investment Adviser undertakes to provide Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund Documents, and Sub-Adviser will not need to comply until a copy has been provided to Sub-Adviser.

Notwithstanding anything contained herein to the contrary, should Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission (“SEC”) or its staff, may cause senior securities concerns, the Investment Adviser acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Investment Adviser. The Investment Adviser, and not the Sub-Adviser, is responsible for making recommendations to the Fund regarding, and monitoring (for purposes of Investment Company Act compliance, general market conditions and otherwise), the Fund’s use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund’s issuance of preferred shares (or other “senior securities” in the form of debt or stock pursuant to Section 18 of the Investment Company Act), if any.

The Sub-Adviser shall fully cooperate with the Fund’s and the Investment Adviser’s Chief Compliance Officers, the Fund’s legal counsel, any counsel to the Fund’s trustees who are not “interested persons” of the Fund (as that term is defined under the Investment Company Act) and the Fund’s independent public accounting firm.

B. Subject to any direction from the Investment Adviser or the Fund, the Sub-Adviser is responsible for placing orders for the execution of portfolio transactions with or through or with such brokers, dealers, counterparties or banks as Sub-Adviser may select. In choosing broker-dealers, Sub-Adviser may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided by such broker-dealers. In addition, Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable law. Sub-Adviser is authorized to pay broker-dealers who provide such brokerage or research services a commission (or equivalent) for executing a transaction which is in excess of the commissions (or equivalents) another broker-dealer would have charged for executing that transaction, if Sub-Adviser determines that such commission (or equivalent) is reasonable in relation to the value of the brokerage and research services provided to Sub-Adviser by the broker-dealer. Sub-Adviser will use its best efforts to obtain best execution under the circumstances for all portfolio transactions for the Fund and will use its best judgment to choose the broker-dealer most capable of providing the services necessary to obtain most favorable execution under the circumstances, taking into consideration the full range and quality of a broker-dealer’s services in placing transactions with broker-dealers including, among other things, the value of research provided (with respect to evaluating commissions and commission equivalents) as well as execution capability, commission rate (or commission equivalent), financial stability and responsibility, reputation, and responsiveness to the Sub-Adviser. In no event shall Sub-Adviser be under any duty to obtain the lowest commission for the Fund on any particular transaction. Sub-Adviser is not under any duty to execute transactions for the Fund before or after transactions for other like accounts managed by Sub-Adviser, except to the extent that doing so would violate applicable law. Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser if, in Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses. If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of Sub-Adviser’s clients are entered at approximately the same time on any day and are executed at different prices, Sub-Adviser has discretion, subject to its fiduciary duty to the Fund and its other advisory clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed. Sub-Adviser may engage in brokerage and other securities transactions on behalf of the Fund with broker-dealer affiliates of Sub-Adviser in accordance with applicable Fund documents and applicable law.

C. The Sub-Adviser will furnish to the Investment Adviser and the Fund, from time to time and as the Investment Adviser may request, reports and other data or information on portfolio transactions and reports and other data or information on the Fund’s assets, all in such detail and in such frequency as may be requested from time to time. The Sub-Adviser will also provide the Investment Adviser and the Fund, upon the Investment Adviser’s or the Fund’s request, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Investment Adviser and the Fund’s Board of Trustees to review the investments of the Fund, on a quarterly, or upon due notice, at a time requested by the Investment Adviser or the Fund’s Board of Trustees.

D. Investment Adviser understands and agrees that Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by Sub-Adviser for the Fund. Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

E. The Sub-Adviser also will promptly furnish and make available to the Fund such information concerning the Sub-Adviser and its services hereunder as the Investment Adviser or the Fund may request in the preparation of the Fund’s or the Investment Adviser’s regulatory filings, reports and other documents or in the fulfillment of its other compliance obligations. The Sub-Adviser will review draft filings, reports and other documents provided to it, and provide comments/corrections to the same on a timely basis. In addition, the Sub-Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Investment Adviser or the Fund (or their officers) from time to time.

F. The Sub-Adviser shall promptly provide the Investment Adviser’s and the Fund’s Chief Compliance Officer (“CCO”), upon request, copies of its policies and procedures for compliance by the Sub-Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-1 under the Investment Company Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Sub-Adviser shall fully cooperate with the CCO as to facilitate the CCO’s performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Fund’s Board of Trustees on the operation of the Sub-Adviser’s compliance policies and procedures and shall promptly report to the CCO any “Material Compliance Matter” as defined by Rule 38a-1(e)(2). At least annually, the Sub-Adviser shall provide a certification to the CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Sub-Adviser with the Federal Securities Laws.

G. The Sub-Adviser will maintain all books and records relating to investment decisions, trade orders and similar undertakings of the Sub-Adviser under this Agreement required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 31a-l under the Investment Company Act, and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Investment Adviser and the Fund at any time upon request, including facsimile, without delay, during any business day. Upon termination of this Agreement, the Sub-Adviser, at it expense, shall promptly upon demand, return to the Investment Adviser and the Fund any and all such records.

The Sub-Adviser shall not be required to maintain books and records that are required to be maintained by the Fund’s administrator other than as required of it by applicable laws and regulations. Sub-Adviser shall file with the SEC all forms pursuant to the 1934 Act with respect to its duties as are set forth herein.

H. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investor rights with respect to the Fund’s assets, including, but not limited to, voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies and procedures. The Sub-Adviser will report quarterly to the Investment Adviser and the Fund regarding such voting in a format reasonably requested by the Investment Adviser or the Fund. The Sub-Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Sub-Adviser votes proxies in the best interest of the Fund in compliance with the requirements of Rule 206(4)-6 under the Advisers Act. The Sub-Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund and the Investment Adviser. Upon request, the Sub-Adviser shall provide the Investment Adviser and the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information in the Fund’s prospectus or as otherwise required by applicable law.

The Sub-Adviser will promptly inform and forward to the Investment Adviser any and all information received by Sub-Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund’s portfolio investments.

4.	VALUATION AND COMPENSATION

On an ongoing basis, the Sub-Adviser shall monitor market developments for significant events occurring after the close of the primary markets for Fund assets that may materially affect their value, and shall promptly notify the Investment Adviser of any such event that comes to the Sub-Adviser’s attention. In addition, the Sub-Adviser will respond promptly to any request from the Investment Adviser or the Fund for information needed to assist the Fund in the valuation of any Fund asset, and to provide to the Investment Adviser or the Fund such information as is in the Sub-Adviser’s possession regarding the same. Sub-Adviser will promptly report all securities and other transactions for the Fund to the custodian, in a manner and at such times as agreed upon between Investment Adviser and Sub-Adviser.

Investment Adviser will pay Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix A hereto. Investment Adviser and Sub-Adviser agree that all fees shall become due and owing to Sub-Adviser promptly after the termination date of Sub-Adviser with respect to the Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, Investment Adviser shall be responsible for extraordinary expenses incurred by Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting. The Sub-Adviser acknowledges and agrees that the Fund has no responsibility or liability for paying any fees to Sub-Adviser (or reimbursing Sub-Adviser for any costs or expenses) under this Agreement, and that all fees owed to Sub-Adviser hereunder shall be payable by the Investment Adviser.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, in the absence of willful misconduct, bad faith, gross negligence and breach of fiduciary duty, neither Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by Investment Adviser or the Fund as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, Investment Adviser shall indemnify and hold harmless Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of Sub-Adviser’s action or inaction or based on this Agreement; provided however, Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of, or breach of fiduciary duty by, Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to Investment Adviser by Sub-Adviser in writing and intended for use therein.

C. Notwithstanding anything in this Agreement to the contrary contained herein, Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to Investment Adviser or the Fund resulting from any event beyond the reasonable control of Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event. Sub-Adviser shall at all times while this Agreement is in effect have adopted and instituted commercially reasonable business continuity and disaster recovery policies and procedures.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

Investment Adviser represents, warrants and agrees that:

A. Investment Adviser has been duly authorized by the Trustees of the Fund to delegate to Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B. Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

C. Investment Adviser acknowledges receipt of Sub-Adviser’s Form ADV.

D. Investment Adviser shall provide (or cause the Fund’s custodian to provide) timely information to Sub-Adviser regarding such matters as the composition of Fund assets, cash requirements and cash available for investment by the Fund, and all other information as may be reasonably necessary for Sub-Adviser to perform its duties hereunder.

E. The Investment Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

F. The execution, delivery and performance by the Investment Adviser of this Agreement are within the Investment Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Investment Adviser for the execution, delivery and performance by the Investment Adviser of this Agreement.

G. The execution, delivery and performance by the Investment Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Investment Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Investment Adviser.

H. This Agreement is a valid and binding agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

I. The Investment Adviser represents on behalf of the Fund that the Fund will at all times constitute an “eligible contract participant” under Section 1a(18)(A)(iii) of the Commodity Exchange Act, as amended.

7.	REPRESENTATIONS OF THE SUB-ADVISER

Sub-Adviser represents, warrants and agrees as follows:

A. Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B. Sub-Adviser has duly adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, and will provide Investment Adviser with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, Sub-Adviser will furnish to Adviser, such records as may be reasonably required.by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C. Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Federal Securities Laws as defined under the Advisers Act and the Investment Company Act.

D. Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Form ADV of the Sub-Adviser, as provided to the Investment Adviser and the Fund in connection with the approval of this Agreement, is a true and complete copy of the form as currently in effect.

F. There is no material fact respecting or relating to the Sub-Adviser that is contained in the Registration Statement that is untrue or inaccurate in any material respect. Sub-Adviser will notify the Investment Adviser and the Fund promptly of any material fact respecting or relating to Sub-Adviser that is not contained in the Registration Statement or of any statement contained therein respecting or relating to Sub-Adviser that becomes untrue or inaccurate in any material respect.

G. There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which Sub-Adviser or any of its “affiliated persons” is a party, or to which any of the assets of the Sub-Advises is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Sub-Adviser’s assets; (iii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement. The Sub-Adviser has not received any notice of an investigation by the SEC or any state regarding the Federal Securities Laws (as defined under the Investment Company Act and the Advisers Act).

H. The Sub-Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

I. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

J. The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

K. This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

8.	NON-EXCLUSIVITY

The services of Sub-Adviser to the Investment Adviser and the Fund are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, managers, officers, and employees of Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or employees of any other firm or corporation.

9.	SUPPLEMENTAL ARRANGEMENTS

Subject to Sections 12 and 19 hereof, and the requirements of applicable law, Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of Sub-Adviser, and neither Investment Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Trustees of the Fund, or (ii) by the affirmative vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Fund, and the Investment Adviser, may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Fund’s Board of Trustees and the Investment Adviser, to evaluate the terms of this Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Fund’s Trustees, by the vote of a majority of the outstanding voting securities of the Fund, or the Investment Adviser, upon sixty (60) days’ prior written notice to Sub-Adviser. In addition, this Agreement may be terminated by Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Investment Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. To the extent permitted by applicable law, this Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

11.	AMENDMENTS TO THE AGREEMENT

A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or removal is sought. An amendment to this Agreement shall not be effective until approved in accordance with the Investment Company Act.

12.	ASSIGNMENT

This Agreement shall automatically terminate in the event of its assignment. The Sub-Adviser agrees to provide the Investment Adviser and the Fund with immediate written advance notice of any event(s), transaction(s) or circumstance(s), whether actual, proposed or expected, that could result in an “assignment” of the Agreement. The Sub-Adviser shall promptly reimburse the Fund for any and all costs and expenses incurred by the Fund, or its officers, trustees or employees, in connection with any actual, proposed or expected “assignment” of the Agreement (even if a proposed or expected “assignment” ultimately does not take place).

13.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter of this Agreement.

14.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

For:	Principal Real Estate Investors, LLC

801 Grand Avenue

Des Moines, IA 50392

Attn: Marc Peterson

With a copy to:

Principal Real Estate Investors, LLC

801 Grand Avenue

Des Moines, IA 50392

Attn: Thomas R. Pospisil

16.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 4 (regarding payment of final fee to Sub-Adviser), 5, 13, 14, 15, 16, 17, 18 and 19 shall survive the termination of this Agreement.

17.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Iowa, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Iowa, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

19.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party or of the Fund. Confidential Information also includes, but is not limited to: the records maintained pursuant to this Agreement, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, or the transactions in securities or other assets effected or to be effected on behalf of the Fund. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

No party may use Confidential Information about the other party or the Fund, except solely: (i) for the legitimate business purposes for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party or the Fund, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. Notwithstanding the foregoing, the Investment Adviser may disclose Confidential Information regarding the Sub-Adviser to a third party for the legitimate business purposes of the Investment Adviser or the Fund for which the Confidential Information was provided, generated or recorded. Further, notwithstanding the foregoing, the Sub-Adviser may provide a copy of this Agreement and a copy of the Registration Statement, both of which are publicly available on the SEC’s website, to counterparties and futures commission merchants, swap clearinghouses or swap execution facilities, as required as part of such entity’s due diligence. Sub-Adviser may also provide a copy of the Investment Advisory Agreement between the Fund and the Investment Adviser, which is publicly available on the SEC’s website, for purposes of confirming that there are no provisions therein that may limit the use of derivatives.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities. Lastly, the Sub-Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the Investment Company Act.

20.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS Advisors, Inc.		Principal Real Estate Investors, LLC

By:		By:
	Name:		Name
	Title:		Title

By:
Name
Title

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Your Vote is Important!

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Mark, sign and date your Proxy Card and return it promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35824-P06301

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

	For All	Withhold All	For All Except
3. Election of Trustees **Nominees:** 01) Rick A. Pederson 02) Jeremy Held	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

4. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

PLEASE SIGN AND DATE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date